                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                         Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 13, 1998

                             NEW MARRIOTT MI, INC.
                (To Be Renamed "Marriott International, Inc.")
            (Exact name of registrant as specified in its charter)

                Delaware                                52-2055918
        (State of incorporation)             (IRS Employer Identification No.)

               1-13188
       (Commission File No.)

10400 Fernwood Road, Bethesda, Maryland         20817
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (301) 380-3000

(Former name or former address, if changed since last report)

Item 5. Other Events

   Financial data for the Registrant for 1997 and 1996, by quarter is given below. The financial data is unaudited, and should be read in conjunction with the combined financial statements and notes thereto included in the Registrant's Annual Report on Form 10-K for the fiscal year ended January 2, 1998.

QUARTERLY FINANCIAL DATA - UNAUDITED


($ in millions, except per share data)                                                   1997 (1)
                                                    --------------------------------------------------------------------------
                                                       First         Second          Third           Fourth          Fiscal
                                                      Quarter        Quarter         Quarter         Quarter          Year
                                                    ----------     -----------     -----------     -----------     ----------
SALES
  Lodging
    Rooms                                           $    898       $   1,061       $     991       $   1,338       $   4,288
    Food and beverage                                    321             393             314             549           1,577
    Other                                                231             260             299             353           1,143
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,450           1,714           1,604           2,240           7,008
  Contract Services                                      459             481             469             629           2,038
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,909           2,195           2,073           2,869           9,046
                                                    ----------     -----------     -----------     -----------     ----------

OPERATING COSTS AND EXPENSES
  Lodging
    Departmental direct costs
      Rooms                                              197             232             227             308             964
      Food and beverage                                  239             289             253             414           1,195
    Other operating expenses                             893           1,050             993           1,344           4,280
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,329           1,571           1,473           2,066           6,439
  Contract Services                                      445             465             464             624           1,998
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,774           2,036           1,937           2,690           8,437
                                                    ----------     -----------     -----------     -----------     ----------

OPERATING PROFIT
  Lodging                                                121             143             131             174             569
  Contract Services                                       14              16               5               5              40
                                                    ----------     -----------     -----------     -----------     ----------
    Operating profit before corporate expenses
     and interest                                        135             159             136             179             609
    Corporate expenses                                   (20)            (20)            (20)            (28)            (88)
    Interest expense                                      (7)             (8)             (3)             (4)            (22)
    Interest income                                        5               6               8              13              32
                                                    ----------     -----------     -----------     -----------     ----------
    INCOME BEFORE INCOME TAXES                           113             137             121             160             531
    Provision for income taxes                            44              53              47              63             207
                                                    ----------     -----------     -----------     -----------     ----------
    NET INCOME                                      $     69       $      84       $      74       $      97       $     324
                                                    ==========     ===========     ===========     ===========     ==========

    EARNINGS PER SHARE (2,3)

      Pro Forma Basic Earnings per Share               $0.27           $0.33           $0.29           $0.38           $1.27
                                                    ==========     ===========     ===========     ===========     ==========
      Pro Forma Diluted Earnings per Share             $0.26           $0.31           $0.27           $0.36           $1.19
                                                    ==========     ===========     ===========     ===========     ==========



                                                                                     1996 (1)
                                                    --------------------------------------------------------------------------
                                                       First         Second          Third           Fourth          Fiscal
                                                      Quarter        Quarter         Quarter         Quarter          Year
                                                    ----------     -----------     -----------     -----------     ----------
SALES
  Lodging
    Rooms                                           $    781       $     856       $     836       $   1,146       $  3,619
    Food and beverage                                    303             327             271             460          1,361
    Other                                                189             205             194             286            874
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,273           1,388           1,301           1,892          5,854
  Contract Services                                      236             308             344             525          1,413
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,509           1,696           1,645           2,417          7,267
                                                    ----------     -----------     -----------     -----------     ----------

OPERATING COSTS AND EXPENSES
  Lodging
    Departmental direct costs
      Rooms                                              184             191             196             272            843
      Room and beverage                                  231             239             220             348          1,038
    Other operating expenses                             764             843             784           1,130          3,521
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,179           1,273           1,200           1,750          5,402
  Contract Services                                      229             294             330             504          1,357
                                                    ----------     -----------     -----------     -----------     ----------
                                                       1,408           1,567           1,530           2,254          6,759
                                                    ----------     -----------     -----------     -----------     ----------

OPERATING PROFIT
  Lodging                                                 94             115             101             142            452
  Contract Services                                        7              14              14              21             56
                                                    ----------     -----------     -----------     -----------     ----------
    Operating profit before corporate expense
      and interest                                       101             129             115             163            508
   Corporate expenses                                    (14)            (15)            (15)            (29)           (73)
   Interest expense                                        8             (23)            (12)            (10)           (37)
   Interest income                                         9               9               7              12             37
                                                    ----------     -----------     -----------     -----------     ----------
   INCOME BEFORE INCOME TAXES                            104             100              95             136            435
   Provision for income taxes                             40              38              36              51            165
                                                    ----------     -----------     -----------     -----------     ----------
   NET INCOME                                       $     64       $      62       $      59       $      85       $    270
                                                    ==========     ===========     ===========     ===========     ==========

   EARNINGS PER SHARE(2,3)

    Pro Forma Basic Earnings per Share                 $0.25           $0.24           $0.23           $0.33          $1.06
                                                    ==========     ===========     ===========     ===========     ==========

    Pro Forma Diluted Earnings per Share               $0.22           $0.23           $0.22           $0.31          $0.99
                                                    ==========     ===========     ===========     ===========     ==========

(1) The quarters consist of 12 weeks, except the fourth quarter, which includes 16 weeks in 1997 and 17 weeks in 1996.

(2) Pro forma earnings per share data reflect the adoption, in the fourth quarter of 1997, of Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

(3) The sum of the earnings per share for the four quarters differs from the annual per share data due to the required method of computing weighted average number of shares in interim periods.

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NEW MARRIOTT MI, INC.


By: /s/ Stephen E. Riffee
   ---------------------------
   Stephen E. Riffee
   Vice President, Finance and
     Chief Accounting Officer


Date: March 13, 1998